                                                                   EXHIBIT 10(B)

                               FOURTH AMENDMENT
                               ----------------


     THIS FOURTH AMENDMENT dated as of May 12, 2000 (this "Amendment") amends
                                                           ---------
the Credit Agreement dated as of September 29, 1998 (as previously amended, the "Credit Agreement") among United Rentals (North America), Inc. (the "Company"),
 ----------------                                                    -------
United Rentals, Inc. ("Parent"), United Rentals of Canada, Inc., various
                       ------
financial institutions, Bank of America Canada, as Canadian Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as U.S. Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

1    SECTION   Amendments.  Effective on (and subject to the occurrence of)
               ----------
the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth in this Section 1.
                             ---------

     1.1  Amendment to Cover Page.  The cover page is amended by deleting the
          -----------------------
language "BANKBOSTON, N.A., as Co-Agent," therefrom and substituting the language "FLEET NATIONAL BANK," therefor (so that Fleet National Bank is designated a Documentation Agent).

     1.2  Amendments to Definition of Debt.  The definition of Debt in Section
          --------------------------------
1.1 is amended by (a) deleting the word "and" at the end of clause (f) and substituting a comma therefor; and (b) adding the following language after the word "Person" at the end of clause (g): "and (h) all Synthetic Lease Obligations of such Person".

     1.3  Amendment of Definition of Funded Debt.  The definition of Funded Debt
          --------------------------------------
in Section 1.1 is amended in its entirety to read as follows:

          "Funded Debt means (a) all Debt of Parent and its Subsidiaries and
           -----------
     (b) to the extent not included in the definition of Debt, all outstanding Securitization Obligations, but excluding (i) contingent obligations in respect of undrawn letters of credit and Suretyship Liabilities (except to the extent constituting contingent obligations or Suretyship Liabilities in respect of Funded Debt of a Person other than Parent or any Subsidiary),
     (ii) Hedging Obligations, (iii) Debt of Parent to Subsidiaries and Debt of Subsidiaries to Parent or to other Subsidiaries and (iv) Debt (including guaranties thereof) in respect of the QuIPS Debentures and the QuIPS Preferred Securities."

     1.4  Amendment to Definition of Interest Coverage Ratio.  Clause (b) of the
          --------------------------------------------------
definition of Interest Coverage Ratio in Section 1.1 is amended by inserting the language "(without duplication)" after the word "plus" therein.
                                                 ----

     1.5  Amendment to Definition of Interest Expense.  The definition of
          -------------------------------------------
Interest Expense in Section 1.1 is amended by adding the following after the words "imputed interest on Capital Leases" in clause (a) thereof: "and Synthetic Leases".

     1.6  Amendments to Definition of Interest Period.  The definition of
          -------------------------------------------
Interest Period in Section 1.1 is amended by (a) adding the following language after the words "six months thereafter" in clause (a) thereof: "(or, in the case of the Company, two weeks thereafter)"; and (b) adding the following language after the words "for a Eurodollar Loan" in the first line of clause
(ii) of the proviso thereto: "(other than a Eurodollar Loan with a two-week Interest Period)".

     1.7  Amendment of Definition of Term Loan Agreement.  The definition of the
          ----------------------------------------------
Term Loan Agreement in Section 1.1 is amended in its entirety to read as follows:

          "Term Loan Agreement" means the Amended and Restated Term Loan
           -------------------
     Agreement dated as of May 12, 2000 among Parent, the Company, various financial institutions and BofA, as Agent, which amends and restates the Term Loan Agreement dated as of July 10, 1998."

     1.8  Amendment of Definition of Permitted Senior Secured Debt.  The
          --------------------------------------------------------
definition of Permitted Senior Secured Debt in Section 1.1 is amended in its entirety to read as follows:

          "Permitted Senior Secured Debt means any Debt arising under (a) the
           -----------------------------
     Amended and Restated Term Loan Agreement dated as of May 12, 2000 among Parent, the Company, various financial institutions and BofA, as Agent which amends and restates the Term Loan Agreement dated as of July 15, 1999; and (b) any other term loan agreement (other than the Term Loan Agreement as defined herein) among Parent, the Company, various financial institutions and BofA, as agent; provided that (i) any such other term loan
                                      --------
     agreement shall contain covenants and defaults which are no more restrictive for Parent and its Subsidiaries than the covenants and defaults contained in this Agreement, (ii) any such Debt shall be issued on or prior to December 31, 2000, shall mature no earlier than June 30, 2006 and shall have amortization of no more than 20% of the principal amount thereof prior to July 15, 2005, (iii) any such Debt shall constitute "Senior Indebtedness" as defined in each Subordinated Note Indenture and (iv) no Debt under any such other term loan agreement shall have interest rate spreads greater than the then-applicable interest rate spreads under the Term Loan Agreement referred to in clause (a) above."
                                        ----------

     1.9  Amendment to Definition of Reference Rate.  The definition of
          -----------------------------------------
"Reference Rate" in Section 1.1 is amended by deleting the word "reference" therein and substituting the word "prime" therefor.

     1.10 Amendment to Definition of Securitization Transaction.  The
          -----------------------------------------------------
definition of "Securitization Transaction" in Section 1.1 is amended in its entirety to read as follows:

          "Securitization Transaction means an Equipment Securitization
           --------------------------
     Transaction or a Receivables Securitization Transaction."

     1.11 Amendment to Definition of Special Purpose Vehicle.  The definition of
          --------------------------------------------------
"Special Purpose Vehicle" in Section 1.1 is amended in its entirety to read as follows:

          "Special Purpose Vehicle means an ES Special Purpose Vehicle or an RS
           -----------------------
     Special Purpose Vehicle."

     1.12 Addition of Definitions.  Section 1.1 is amended by adding the
          -----------------------
following definitions in appropriate alphabetical sequence:

          "Equipment Securitization Transaction means any sale, assignment,
           ------------------------------------
     pledge or other transfer (a) by Parent or any Subsidiary of equipment or related assets, (b) by any ES Special Purpose Subsidiary of leases or rental agreements between Parent and/or any Subsidiary, as lessee, on the one hand, and such ES Special Purpose Vehicle, as lessor, on the other hand, relating to such equipment or related assets, and lease receivables arising under such leases and rental agreements and (c) by Parent or any Subsidiary of any interest in any of the foregoing, together in each case with (i) any and all proceeds thereof (including all collections relating thereto, all payments and other rights under insurance policies or warranties relating thereto, all disposition proceeds received upon a sale thereof, and all rights under manufacturers' repurchase programs or guaranteed depreciation programs relating thereto), (ii) any collection or deposit account relating thereto, and (iii) any collateral, guaranties, credit enhancement or other property or claims supporting or securing payment on, or otherwise relating to, any such leases, rental agreements or lease receivables."

          "ES Special Purpose Vehicle means a trust, bankruptcy remote entity or
           --------------------------
     other special purpose entity which is a Subsidiary of Parent (or, if not a Subsidiary, the common equity of which is wholly-owned, directly or indirectly, by Parent) and which is formed for the purpose of, and engages in no material business other than, acting as a lessor, issuer or depositor in an Equipment Securitization Transaction (and, in connection therewith, owning the equipment, leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction, and pledging or transferring any of the foregoing or interests therein)."

          "Floor Plan Financing Arrangement means any arrangement whereby
           --------------------------------
     Parent or a Subsidiary grants a Lien to an equipment manufacturer (or an affiliate thereof which is in the financing business) on all equipment purchased from such manufacturer and the proceeds thereof, including equipment which was not financed by such manufacturer (or an affiliate thereof)."

          "Receivables Securitization Transaction means any sale, assignment
           --------------------------------------
     or other transfer by Parent or any Subsidiary of accounts receivable, lease receivables or other payment obligations owing to Parent or such Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit account related thereto, and any collateral, guaranties or other property or claims supporting or securing payment by the obligor thereon of, or otherwise related to, or subject to leases giving rise to, any such receivables."

          "RS Special Purpose Vehicle means a trust, bankruptcy remote entity or
           --------------------------
     other special purpose entity which is a Subsidiary of Parent (or, if not a Subsidiary, the common equity of which is wholly-owned, directly or indirectly, by Parent) and which is formed for the purpose of, and engages in no material business other than, acting as an issuer or a depositor in a Receivables Securitization Transaction (and, in connection therewith, owning accounts receivable, lease receivables, other rights to payment, leases and related assets and pledging or transferring any of the foregoing or interests therein)."

          "Securitization Obligations means, with respect to any Securitization
           --------------------------
     Transaction, the aggregate investment or claim held at any time by all purchasers, assignees or transferees of (or of interests in) or holders of obligations that are supported or secured by (i) in the case of an Equipment Securitization Transaction, equipment or related assets (and leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction) in connection with such Equipment Securitization Transaction, and (ii) in the case of a Receivables Securitization Transaction, accounts receivable, lease receivables and other rights to payment in connection with such Receivables Securitization Transaction."

          "Synthetic Lease means a lease transaction under which the parties
           ---------------
     intend that (i) the lease will be treated as an "operating lease" by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended, and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property."

          "Synthetic Lease Obligations means, with respect to any Person, the
           ---------------------------
     sum of (a) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication, (b) all rental and purchase price payment obligations of such Person under Synthetic Leases assuming such Person exercises the option to purchase the leased property at the end of the lease term."

     1.13 Amendment to Section 2.2.1.  Section 2.2.1 is amended by adding the
          --------------------------
following language after the words "to the Company" in clause (i) of the proviso thereto: ", or two different Groups of Eurodollar Loans with two-week Interest Periods,".

     1.14 Amendments to Section 6.1.2.  Section 6.1.2 is amended by (a) deleting
          ---------------------------
the date "December 31, 1998" therein and substituting the date "December 31, 2000" therefor; and (b) deleting the amount of "$850,000,000" therein and substituting the amount "U.S.$922,500,000" therefor.

     1.15 Amendment to Section 10.6.1.  Section 10.6.1 is amended by deleting
          ---------------------------
the ratio "0.65 to 1" therein and substituting the ratio "0.675 to 1" therefor.

     1.16 Amendment to Section 10.6.2.  The table in Section 10.6.2 is amended
          ---------------------------
in its entirety to read as follows:

           "Computation                        Interest
          Period Ending                  Coverage Ratio
          ---------------------------------------------
          3/31/99 through 6/30/01           1.75 to 1
          9/30/01 and thereafter            2.00 to 1."


     1.17 Amendment to Section 10.6.4.  Section 10.6.4 is amended in its
          ---------------------------
entirety to read as follows:

          "10.6.4 Senior Debt to Tangible Assets.  Not permit the ratio of (i)
                  ------------------------------
     Senior Debt minus all Securitization Obligations to (ii) Tangible Assets minus, to the extent included in Tangible Assets, all assets which are owned by or subject to a Lien in favor of a Special Purpose Vehicle to exceed 1.0 to 1.0 at any time."

     1.18 Amendment to Section 10.6.5.  Section 10.6.5 is amended by deleting
          ---------------------------
the ratio "3.0 to 1.0" therein and substituting the ratio "2.75 to 1.0" therefor.

     1.19 Amendments to Section 10.7.  Section 10.7 is amended by (a) deleting
          --------------------------
the amount "U.S.$750,000,000" in clause (j) and substituting the amount "U.S.$1,000,000,000" therefor; (b) adding a comma followed by the following language before the semi-colon at the end of clause (c) therein: "and provided,
                                                                      --------
further, that the aggregate amount of all such Debt arising in connection with
-------
Floor Plan Financing Arrangements shall not exceed U.S.$30,000,000"; and (c) deleting the existing clauses (b), (e), (k) and (n) and substituting the following therefor, respectively:

          "(b) unsecured Debt of Parent, the Company and Subsidiaries of the Company (excluding Contingent Payments and Seller Subordinated Debt); provided that no Subsidiary of the Company shall incur any such Debt if,
     --------
     after giving effect thereto, the
     aggregate amount of all then-outstanding Debt of Subsidiaries of the Company permitted solely by this clause (b) would exceed 10% of Net Worth;"
                                      ----------

          "(e) unsecured Debt of any Special Purpose Vehicle to any Subsidiary of the Company;"

          "(k) Synthetic Lease Obligations, provided that the aggregate amount of all Synthetic Lease Obligations plus (without duplication) the aggregate amount of all Securitization Obligations arising under Equipment Securitization Transactions shall not at any time exceed the greater of U.S. $500,000,000 or 15% of Tangible Assets;"

          "(n) Debt in connection with Securitization Transactions."

     1.20 Amendments to Section 10.8.  Section 10.8 is amended by (a) deleting
          --------------------------
the reference to "clauses (a) and (j) of Section 10.7" in clause (g) thereof and
                  -----------     ---    ------------
substituting "clauses (a), (j) and (k) of Section 10.7" therefor; and (b)
              -----------  ---     ---    ------------
deleting the existing clauses (d) and (h) and substituting the following therefor, respectively:

          "(d) Liens securing Debt permitted by clause (c) of Section 10.7 (and
                                                ----------    ------------
     attaching only to the property (i) being leased (in the case of Capital Leases), (ii) purchased from the relevant manufacturer (in the case of Floor Plan Financing Arrangements) or (iii) the purchase price for which was or is being financed by such Debt (in the case of other Debt) and, in each case, the proceeds (including insurance proceeds) of any disposition or loss of such property);"

          "(h) Liens arising in connection with Securitization Transactions."

     1.21 Amendments to Section 10.10.  Section 10.10 is amended in its entirety
          ---------------------------
to read as follows:

          "10.10 Restricted Payments.  Not, and not permit any Subsidiary to,
                 -------------------
     (a) declare or pay any dividends on any of its capital stock (other than stock dividends), (b) purchase or redeem any such stock or any warrants, units, options or other rights in respect of such stock, (c) make any other distribution to shareholders, (d) prepay, purchase, defease or redeem any Subordinated Debt, (e) make any payment of principal of or interest on, or acquire, redeem or otherwise retire, or make any other distribution in respect of, any of the QuIPS Debentures or the QuIPS Preferred Securities or (f) set aside funds for any of the foregoing; provided that (i) any
                                                      --------
     Subsidiary of the Company may declare and pay dividends to the Company or to any other wholly-owned Subsidiary of the Company; (ii) the Company may declare and pay dividends to Parent; (iii) the QuIPS Trust may make a distribution of Parent's common stock pursuant to the terms of the QuIPS Preferred Securities or the QuIPS Debentures; (iv) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, Parent may make payments on the QuIPS Debentures and permit the QuIPS Trust to make corresponding distributions on the QuIPS Preferred Securities in accordance with the terms of the QuIPS Indenture; (v) so long as (x) no Event of Default or Unmatured Event of Default exists or would result therefrom and (y) the aggregate amount of all purchases made by Parent since April 30, 2000 (excluding purchases permitted by clause (vi) below) does not exceed U.S.$200,000,000, Parent
                  -----------
     may repurchase its capital stock; and (vi) so long as (x) no Event of Default or Unmatured Event of Default exists or would result therefrom and
     (y) the aggregate amount of all purchases of stock, warrants or units made by Parent (or, prior to August 5, 1998, the Company) since October 1, 1997 (excluding purchases permitted by clause (v) above) does not exceed
                                       ----------
     U.S.$12,000,000, Parent may purchase its common stock or warrants, or units issued in respect thereof, from time to time on terms consistent with those set forth under the heading "Certain Agreements Relating to the Outstanding Securities" in the Company's Private Placement Memorandum dated September 12, 1997; provided, further, that any stock of Parent, or warrants or units
               --------  -------
     relating thereto, purchased by Parent pursuant to clause (v) or (vi) above
                                                       ----------    ----
     shall be immediately retired. Nothing in this Section 10.10 shall prohibit
                                                   -------------
     Parent from permitting the cashless exercise of any options or warrants for stock of Parent."

     1.22 Amendments to Section 10.11.  Section 10.11 is amended by (a)
          ---------------------------
inserting the words "or exchanges" after the words "including sales" in the first parenthetical clause therein; (b) inserting the words "or an asset exchange of like-kind property" in clause (c) immediately after "(including pursuant to a merger"; and (c) deleting clauses (d) and (e) in their entirety and substituting the following therefor, respectively:

          "(d) the sale, assignment or other transfer of accounts receivable, lease receivables or other rights to payment pursuant to any Receivables Securitization Transaction or of equipment and related assets (and leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction) pursuant to any Equipment Securitization Transaction, provided that the aggregate amount of all equipment and
                  --------
     related assets (and leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction) sold, assigned or otherwise transferred pursuant to all Equipment Securitization Transactions in any Fiscal Year (in addition to any such assets which are permitted to be sold in such Fiscal Year pursuant to clause (e)) shall not exceed $25,000,000;
                                     ----------
     and (e) sales and dispositions of assets (including the stock of Subsidiaries and asset exchanges of like-kind property), in addition to sales and other dispositions in the ordinary course of business or permitted by clause (d), so long as the net book value of (i) all assets
                  ----------
     disposed of in like-kind exchanges in any Fiscal Year does not exceed 5% of the net book value of the consolidated assets of Parent and its Subsidiaries as of the last day of the preceding Fiscal Year and (ii) all other assets sold or otherwise disposed of in any Fiscal Year does not exceed 5% of the net book value of the consolidated assets of Parent and its Subsidiaries as of the last day of the preceding Fiscal Year."

     1.23 Amendment to Section 10.13.  Section 10.13 is amended by adding the
          --------------------------
following immediately after the words "for general corporate purposes" therein:
"(including repurchases of stock of Parent to the extent permitted by Section
                                                                      -------
10.10)".
-----

     1.24 Amendment to Section 10.14.  Section 10.14 is amended by adding the
          --------------------------
following words after the words "other than" at the beginning of the parenthetical clause in clause (ii) therein: "real property and".

     1.25 Amendments to Section 10.21.  Section 10.21 is amended by (a) deleting
          ---------------------------
the amount "$5,000,000" in clause (k) and substituting the amount
"U.S.$10,000,000" therefor; and (b) deleting clauses (d) and (i) and substituting the following therefor, respectively:

          "(d) in the ordinary course of business, Investments by the Company in
               Parent or in any Subsidiary of the Company or by any of the Subsidiaries of the Company in Parent, the Company or any other Subsidiary of the Company, by way of intercompany loans, advances or guaranties, all to the extent permitted by Section 10.7;"
                                                             ------------

          "(i) Investments by Parent in the QuIPS Trust existing on the date hereof;".

     1.26 Amendment of Section 10.23.  Section 10.23 is amended in its entirety
          --------------------------
to read as follows:

          "10.23 Quips Documents.  Not permit any amendment to or modification
                 ---------------
     of the QuIPS Debentures, the QuIPS Preferred Securities, either QuIPS Guarantee or the QuIPS Indenture which, in any such case, is adverse to the interests of the Banks."

     1.27 Addition of Section 10.24.  The following Section 10.24 is added in
          -------------------------
appropriate numerical sequence:

          "10.24 Limitations on Securitization Transactions.  Not at any time
                 ------------------------------------------
     permit the aggregate amount of all Securitization Obligations to exceed (a) in the case of Receivables Securitization Transactions, U.S.$150,000,000; and (b) in the case of Equipment Securitization Transactions, the remainder of (i) the greater of (x) U.S.$500,000,000 and (y) 15% of Tangible Assets minus (ii) the aggregate amount of all Synthetic Lease Obligations
     -----
     (excluding, to prevent double-counting, Synthetic Lease Obligations which also are Securitization Obligations arising under Equipment Securitization Transactions) of Parent and its Subsidiaries."


     1.28 Amendment to Section 12.1.5.  Section 12.1.5 is amended by deleting
          ---------------------------
the language "or 10.16" therein and substituting a comma therefor followed by
                 -----
the language "10.16 or 10.24".
              -----    -----

     1.29 Amendment of Section 13.11.  Section 13.11 is amended in its entirety
          --------------------------
to read as follows:

          "13.11 Collateral Matters.  The Banks irrevocably authorize each
                 ------------------
     Agent, at its option and in its discretion, (a) to release any Lien granted to or held by such Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Borrowers hereunder and the expiration or termination of all Letters of Credit; (ii) covering property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) subject to Section 15.1, if approved, authorized or
                                    ------------
     ratified in writing by the Required Banks; and (b) to subordinate any Lien on property granted to or held by such Agent under any Collateral Document to the holder of any Lien on such property which is permitted by clause (d)
                                                                      ----------
     or (h) of Section 10.8. Upon request by either Agent at any time, the Banks
        ---    ------------
     will confirm in writing such Agent's authority to release, or subordinate its Lien on, particular types or items of collateral pursuant to this
     Section 13.11."
     -------------

     1.30 Amendment of Schedule 1.1(C). Schedule 1.1(C) to the Credit Agreement
          ----------------------------
is amended in its entirety to read as set forth in Schedule 1.1(C) to this
                                                   ---------------
Amendment.

2    SECTION   Representations and Warranties. Parent and the Company represent
               ------------------------------
and warrant to the Agents and the Banks that (a) each of the representations and warranties made by Parent, the Company and each Subsidiary in Section 9 (excluding Section 9.8) of the Credit Agreement and the other Loan Documents, as amended hereby (as so amended, the "Amended Agreement"), is true and correct as
                                    -----------------
of the date hereof, with the same effect as if made on such date (except to the extent stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (b) no Event of Default or Unmatured Event of Default has occurred or is continuing.

3    SECTION   Effectiveness.  The amendments set forth in Section 1 above shall
               -------------                               ---------
become effective on the date (the "Amendment Effective Date") when the U.S.
                                   ------------------------
Agent shall have received (a) counterparts hereof executed by the Company, Parent, the Required Banks and the U.S. Agent (provided that Section 1.14 (the
                                               --------
amendments to Section 6.1.2) shall become effective only when the U.S. Agent shall have received counterparts hereof executed by all U.S. Banks and all other conditions precedent to the effectiveness hereof have been satisfied); (b) confirmation that substantially similar amendments to each of the Term Loan Agreement and the term loan agreement relating to the existing Permitted Senior Secured Debt have (or concurrently with the effectiveness hereof will) become effective; (c) a Confirmation in the form of Exhibit A hereto signed by Parent,
                                             ---------
the Company and all U.S. Subsidiaries (other than the QuIPS Trust); (d) the opinions of Weil, Gotshal & Manges LLP and Oscar D. Folger, substantially in the form of Exhibits B and C hereto, respectively; and (e) an amendment fee for each
        ----------     -
U.S. Bank that has executed and delivered (by facsimile or otherwise) to the U.S. Agent a counterpart hereof prior to 2:00 p.m., Chicago time, on May 12, 2000, an amendment fee in an amount equal to 0.25% of such Bank's Commitment.

4    SECTION   Miscellaneous.
               -------------

     4.1  Continuing Effectiveness, etc. As herein amended, the Credit Agreement
          ------------------------------
shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to the "Credit Agreement" or similar terms shall refer to the Amended Agreement.

     4.2  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same agreement.

     4.3  Expenses.  The Company agrees to pay all reasonable expenses of the
          --------
U.S. Agent, including reasonable fees and charges of counsel for the U.S. Agent, in connection with the preparation, execution and delivery of this Amendment.

     4.4  Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the substantive laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     4.5  Successors and Assigns.  This Amendment shall be binding upon Parent,
          ----------------------
the Company, the Banks and the Agents and their respective successors and assigns, and shall inure to the benefit of Parent, the Company, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.

     4.6  Amendment to Intercreditor Agreement.  The Required Banks hereby
          ------------------------------------
direct the U.S. Agent to enter into an amendment to the Intercreditor Agreement substantially in the form of Exhibit D hereto.
                             ---------

     Delivered at Chicago, Illinois, as of the day and year first above written.

                                         UNITED RENTALS, INC.


                                         By__________________________________
                                           Chief Financial Officer


                                         UNITED RENTALS (NORTH AMERICA), INC.


                                         By__________________________________
                                           Chief Financial Officer


                                         BANK OF AMERICA, N.A., as U.S. Agent


                                         By__________________________________
                                         Title_______________________________


                                         BANK OF AMERICA, N.A., as a U.S. Bank,
                                         as Issuing Bank and as Swing Line Bank


                                         By__________________________________
                                         Title_______________________________


                                         BANK OF AUSTRIA CREDITANSTALT, as a
                                         U.S. Bank


                                         By__________________________________
                                         Title_______________________________

                                         THE BANK OF NEW YORK, as a U.S. Bank

                                         By__________________________________
                                         Title_______________________________


                                         CREDIT LYONNAIS NEW YORK BRANCH, as a
                                         U.S. Bank and as a Documentation Agent


                                         By__________________________________
                                         Title_______________________________


                                         DEUTSCHE BANK AG, New York Branch
                                         and/or Cayman Islands Branch, as a U.S.
                                         Bank and as a Documentation Agent


                                         By__________________________________
                                         Title_______________________________


                                         By__________________________________
                                         Title_______________________________


                                         ALLFIRST BANK, as a U.S. Bank


                                         By__________________________________
                                         Title_______________________________


                                         SUMMIT BANK, as a U.S. Bank


                                         By__________________________________
                                         Title_______________________________


                                         NATIONAL CITY BANK, as a U.S. Bank

                                        By__________________________________
                                        Title_______________________________


                                        COMERICA BANK, as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________


                                        FLEET NATIONAL BANK, N.A., as a U.S.
                                        Bank and as a Documentation Agent


                                        By__________________________________
                                        Title_______________________________


                                        HARRIS TRUST AND SAVINGS BANK,
                                         as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________


                                        THE BANK OF NOVA SCOTIA, as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________

                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        U.S. Bank


                                        By__________________________________
                                        Title_______________________________


                                        CIBC INC., as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________


                                        LASALLE BANK NATIONAL ASSOCIATION, as a
                                        U.S. Bank


                                        By__________________________________
                                        Title_______________________________


                                        CITICORP DEL-LEASE, INC., as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________


                                        ERSTE BANK DER OESTERREICHISCHEN
                                        SPARKASSEN AG-NEW YORK, as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________


                                        CITY NATIONAL BANK, as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________

                                        THE FUJI BANK, LIMITED, as a U.S. Bank

                                        By__________________________________
                                        Title_______________________________


                                        BANKERS TRUST COMPANY, as a U.S. Bank

                                        By__________________________________
                                        Title_______________________________


                                        WELLS FARGO BANK, N.A., as a U.S. Bank

                                        By__________________________________
                                        Title_______________________________


                                        THE SAKURA BANK LTD., as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________

                                        FIRSTRUST BANK, as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________


                                        HUA NAN COMMERCIAL BANK, LTD., as a U.S.
                                        Bank


                                        By__________________________________
                                        Title_______________________________



                                        LAND BANK OF TAIWAN, as a U.S. Bank


                                        By__________________________________
                                        Title_______________________________

                                SCHEDULE 1.1(C)

                               PRICING SCHEDULE

     The Floating Rate Margin, the Fixed Rate Margin, the rate per annum applicable for facility fees and the rate per annum applicable for letter of credit fees for Financial Letters of Credit, Non-Financial Letters of Credit and Commercial Letters of Credit, respectively, shall be determined in accordance with the table below and the other provisions of this Schedule 1.1(C).
                                                      ---------------


============================================================================
                        Level I   Level II   Level III   Level IV   Level V



----------------------------------------------------------------------------
Rate for                 0.3750%    0.3750%     0.3750%    0.3750%   0.3000%
Facility Fee


----------------------------------------------------------------------------
Fixed Rate Margin*       1.8750%    1.6250%     1.3750%    1.2500%   1.2000%


----------------------------------------------------------------------------
Floating Rate Margin          0          0           0          0         0


----------------------------------------------------------------------------
Rate for                 0.7500%    0.6250%     0.5000%    0.4375%   0.4500%
Non-Financial LC Fee


----------------------------------------------------------------------------
Rate for                 1.8750%    1.6250%     1.3750%    1.2500%   1.2000%
Financial LC Fee*
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Rate for                 0.7500%    0.6250%     0.5000%    0.4375%   0.4500%
Commercial LC Fee


============================================================================


     Level I applies when the Funded Debt to Cash Flow Ratio is equal to or
     -------
greater than 4.0 to 1.0.

     Level II applies when the Funded Debt to Cash Flow Ratio is equal to or
     --------
greater than 3.5 to 1.0 but less than 4.0 to 1.0.

     Level III applies when the Funded Debt to Cash Flow Ratio is equal to or
     ---------
greater than 3.0 to 1.0 but less than 3.5 to 1.0.

     Level IV applies when the Funded Debt to Cash Flow Ratio is equal to or
     --------
greater than 2.5 to 1.0 but less than 3.0 to 1.0.

     Level V applies when the Funded Debt to Cash Flow Ratio is less than 2.5 to
     -------
1.0.

     The applicable Level shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter based on the Funded Debt to Cash Flow Ratio as of the last day of such Fiscal Quarter; provided that if the Company fails to
                                     --------
deliver the financial statements required by Section 10.1.1 or 10.1.2, as
                                             --------------    ------
applicable, and the related certificate required by Section 10.1.4 by the 45th
                                                    --------------
day (or, if applicable, the 90th day) after any Fiscal Quarter, Level I shall apply until such financial statements are delivered.

     * The Fixed Rate Margin and the Rate for Financial LC Fee for each of Level I through Level V shall be reduced by (i) 0.125% so long as the credit rating of the Company's senior unsecured non-credit-enhanced Debt (or an indicative rating for such Debt) is at least Ba2 by Moody's Investors Service, Inc. and BB+ by Standard & Poor's Ratings Group and (ii) an additional 0.125% so long as such credit rating is at least Ba1 by Moody's Investors Service, Inc. and BB+ by Standard & Poor's Ratings Group. The Company agrees to notify the U.S. Agent (which shall promptly notify each of the U.S. Banks) in writing within 3 Business Days of any change in a credit rating which causes a change in the Fixed Rate Margin and the Rate for Financial LC Fee pursuant to the preceding sentence. Any change in the Fixed Rate Margin and the Rate for Financial LC Fee pursuant to this paragraph shall be effective on the third Business Day after the change in the Company's credit rating which causes any such change in the Fixed Rate Margin and the Rate for Financial LC Fee.

                                   EXHIBIT A

                                 CONFIRMATION

                           Dated as of May 12, 2000


TO: Bank of America, N.A., as U.S. Agent for the Banks party to the Credit Agreement referred to below, as Agent for the Lenders party to the Term Loan B Agreement referred to below, as Agent for the Lenders party to the Term Loan C Agreement referred to below, and as Collateral Agent under the Intercreditor Agreement referred to below; the Banks party to the Credit Agreement; and the Lenders party to the Term Loan B Agreement and the Term Loan C Agreement


     Reference is made to (a) the Credit Agreement dated as of September 29, 1998 (as previously amended, the "Credit Agreement") among United Rentals (North
                                  ----------------
America), Inc. (the "Company"), United Rentals, Inc. ("Parent"), United Rentals
                     -------                           ------
of Canada, Inc., various financial institutions, Bank of America Canada, as Canadian Agent, and Bank of America, N.A., as U.S. Agent, (b) the Term Loan Agreement dated as of July 10, 1998 and amended and restated as of May 12, 2000 (as so amended and restated, the "Term Loan B Agreement") among Parent, the
                                  ---------------------
Company, various financial institutions and Bank of America, N.A., as Agent, (c) the Term Loan Agreement dated as of July 15, 1999 and amended and restated as of May 12, 2000 (as so amended and restated, the "Term Loan C Agreement") among
                                               ---------------------
Parent, the Company, various financial institutions and Bank of America, N.A., as Agent, (d) the Fourth Amendment dated as of May 12, 2000 (the "Fourth
                                                                  ------
Amendment to Credit Agreement") to the Credit Agreement, (e) the Second Restated
-----------------------------
U.S. Guaranty dated as of September 29, 1998 executed by various Subsidiaries of the Company, (f) the Second Restated U.S. Security Agreement dated as of September 29, 1998 (the "Security Agreement") among the Company, Parent, various
                         ------------------
Subsidiaries of the Company and Bank of America, N.A., as Collateral Agent (in such capacity, the "Collateral Agent"), (g) the Second Restated Company Pledge
                    ----------------
Agreement dated as of September 29, 1998 between the Company and the Collateral Agent, (h) the Restated Parent Guaranty dated as of September 29, 1998 executed by Parent, (i) the Restated Parent Pledge Agreement dated as of September 29, 1998 between Parent and the Collateral Agent, and (j) the Intercreditor Agreement dated as of September 29, 1998 (the "Intercreditor Agreement") among
                                               -----------------------
Bank of America, N.A., as U.S. Agent, Bank of America, N.A., as Term Agent, Bank of America, N.A. as agent for the Lenders under the Term Loan C Agreement, and the Collateral Agent. Each document referred to in items (e) through (i) above
                                                    ---------         ---
is called a "Credit Document".  Capitalized terms used but not defined herein
             ---------------
shall have the meanings set forth in the Credit Agreement.

     Each of the undersigned (a) confirms to each of the addressees that (i) each Credit Document to which such undersigned is a party continues in full force and effect on and after the date hereof, and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms; and (ii) the obligations and liabilities guaranteed or secured (as applicable) under each Credit Document include, without limitation, all obligations and liabilities of the Company and Parent under the Credit Agreement, as amended by the Fourth Amendment to Credit Agreement (as so amended, the "Amended Credit
                                                              --------------
Agreement"), the Term Loan B Agreement and the Term Loan C Agreement; (b) agrees
---------
that each reference in each Credit Document to the "Credit Agreement" or any
                                                    ----------------
similar term shall, after the date hereof, be deemed to be a reference to the Amended Credit Agreement; (c) agrees that each reference in each Credit Document to the "Term Loan Agreement" or any similar term shall, after the date hereof,
        -------------------
be deemed to be a reference to the Term Loan B Agreement; and (d) agrees that each reference in each Credit Document to "Permitted Senior Secured Debt" shall
                                           -----------------------------
include all Debt under the Term Loan C Agreement.

     IN WITNESS WHEREOF, each of the undersigned has caused this Confirmation to be executed and delivered by its duly authorized officer as of the date first written above.


                                        UNITED RENTALS (NORTH AMERICA), INC.



                                        By:_____________________________________
                                        Title: Chief Financial Officer


                                        UNITED RENTALS, INC.



                                        By:_____________________________________
                                        Title:__________________________________



                                                                    Confirmation

                               Signature Page-1

               ADVANCE BARRICADES AND SIGNING, INC.
               COAST LINE MARKING, INC.
               CONTRACTOR BARRICADE SERVICE, INC.
               FLASHER BARRICADES, INC.
               FLASHER CO. OF KANSAS, INC.
               FLASHER COMPANY OF OKLAHOMA, INC.
               FLASHER OF DIXIE II, INC.
               HIGHWAY SUPPLY COMPANY
               JADCO SIGNING, INC.
               LECTRIC LIGHTS COMPANY
               LIDDELL BROS., INC.
               LIDDELL MANAGEMENT CO., INC.
               PRECISION PAVEMENT MARKING, INC.
               SAFETY LIGHTS SALES AND LEASING, INC. OF TEXAS
               STATE BARRICADING, INC.
               STATE SIGN, INC.
               TRAFFIC SAFETY SERVICES, INC.
               TWO WAY TRAFFIC, INC.
               UNITED RENTALS GULF, INC.
               UNITED RENTALS NORTHWEST, INC.
               UNITED RENTALS SOUTHEAST, INC.
               UNITED RENTALS OF CANADA, INC.
               WARNING LITES OF MINNESOTA, INC.
               WARNING SAFETY LIGHTS, INC.
               WARNING SAFETY LIGHTS OF GEORGIA, INC.
               WLI INDUSTRIES, INC.
               WARNING LITES OF INDIANA, INC.
               WARNING LITES OF IOWA, INC.
               SAFE-T-FLARE SERVICES, INC.
               WORK SIGNS, INC.
               WORK ZONE, INC.
               WORK ZONE SAFETY, INC.
               WOUDENBERG ENTERPRISES, INC.
               WYNNE SYSTEMS, INC.


               By:______________________________
               Title:___________________________


                                                                    Confirmation

                               Signature Page-2

                                                                    Confirmation

                               Signature Page-3

                              UNITED EQUIPMENT RENTALS GULF, L.P.
                              By: United Rentals (North America), Inc.
                              Its: General Partner


                              By:________________________________
                              Title:_____________________________


                              UNITED RENTALS SOUTHEAST, L.P.
                              By: United Rentals (North America), Inc.
                              Its: General Partner


                              By:________________________________
                              Title:_____________________________




                                                                    Confirmation

                               Signature Page-3

Accepted and Agreed to this
12th day of May, 2000


BANK OF AMERICA, N.A. (formerly Bank of America
National Trust and Savings Association), as Collateral Agent for the Benefited Parties


By:_________________________
Title:______________________
          Agency Officer



                                                                    Confirmation

                               Signature Page-4

                                   EXHIBIT D

                                    FORM OF
                     AMENDMENT TO INTERCREDITOR AGREEMENT

                           Dated as of May 12, 2000



          Reference is made to the Intercreditor Agreement (the "Intercreditor
                                                                 -------------
Agreement") dated as of September 29, 1998 among Bank of America, N.A. (formerly
---------
known as Bank of America National Trust and Savings Association), as U.S. Agent, Bank of America, N.A., as Term Agent, various other senior secured creditors of the Company and Bank of America, N.A., as Collateral Agent. Capitalized terms not defined herein are used as defined in the Intercreditor Agreement.

          Each of the undersigned hereby agrees that subsection 3(f) of the Intercreditor Agreement is amended in its entirety to read as follows:

          "(f) The Collateral Agent may (and shall at the request of any Grantor), without the approval of any other Benefited Party, (x) release any Collateral under any Security Document which is permitted to be sold or disposed of or otherwise released pursuant to the Credit Agreement, the Term Loan Agreement and any applicable Permitted Senior Secured Debt Agreement and execute and deliver such releases as may be necessary to terminate of record the Collateral Agent's security interest (for the benefit of the Benefited Parties) in such Collateral, (y) release any Grantor from its obligations under the U.S. Guaranty which is permitted to be released pursuant to the Credit Agreement, the Term Loan Agreement and any applicable Permitted Senior Secured Debt Agreement and (z) subordinate its interest in any Collateral to the holder of any Lien on such Collateral which is permitted by clause (d) or (h) of Section 10.8 of the Credit Agreement, clause (d) or (h) of Section 10.8 of the Term Loan Agreement and the comparable provisions of each Permitted Senior Secured Debt Agreement. In determining whether any such release or subordination is permitted, the Collateral Agent may (I) rely, as to factual matters, on a Certificate from the Company and (II) may (but shall not be obligated to) seek (and, if obtained, rely upon) instructions from the Required Banks (as to whether any such release is permitted under the Credit Agreement), from the Required Term Lenders (as to whether any such release is permitted under the Term Loan Agreement) and from the Required Permitted Creditors under each Permitted Senior Secured Debt Agreement or group of related Permitted Senior Secured Debt Agreements (as to whether any such release is permitted under the applicable Agreement or Agreements). In addition, the Collateral Agent may release all Collateral upon

                                                                    Confirmation
          receipt of (i) written notice from the U.S. Agent that all Credit Obligations have been paid in full (other than contingent obligations
          (A) in respect of Letters of Credit which have been cash collateralized or otherwise provided for to the satisfaction of the Issuing Bank (as defined in the Credit Agreement) and (B) arising under provisions of the Credit Agreement which by their terms survive termination thereof) and all commitments to create Credit Obligations have been terminated, (ii) written notice from the Term Agent that all Term Obligations have been paid in full (other than any Term Obligations arising under provisions of the Term Loan Agreement which by their terms survive termination thereof), (iii) written notice from each holder of Hedging Obligations that such Hedging Obligations have been paid in full or otherwise provided for to the satisfaction of such holder (it being understood that if the Collateral Agent notifies the Banks, the Term Lenders and the Permitted Creditors that it intends to release the Collateral pursuant to this sentence, the Collateral Agent may conclusively presume that there are no Hedging Obligations other than those of which the Collateral Agent receives notice not later than the later of five business days after notice is sent by the Collateral Agent of such intended release and the business day before the date on which such release occurs), (iv) written notice from each Permitted Creditor (or, in the case of any group of Permitted Creditors, an agent therefor) that all Permitted Senior Secured Debt Obligations owed to such Permitted Creditor (or group of Permitted Creditors) have been paid in full (other than any Permitted Senior Secured Debt Obligations arising under provisions of any Permitted Senior Secured Debt Document which by their terms survive termination thereof) and (v) payment of all other Benefited Obligations owed to the Collateral Agent or of which the Collateral Agent has received written notice."

          IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be executed and delivered by its duly authorized representative as of the date hereof.

                                  Signature-2

                    BANK OF AMERICA, N.A., as Collateral Agent
                    By:
                    Name:
                    Title:


                    BANK OF AMERICA, N.A., as U.S. Agent
                    By:
                    Name:
                    Title:


                    BANK OF AMERICA, N.A., as Term Agent
                    By:
                    Name:
                    Title:


                    BANK OF AMERICA, N.A., as Agent for the holders of the Permitted Senior Secured Debt

                    By:
                    Name:
                    Title:

                                  Signature-3